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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 18, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                      0-25045               34-1877137
(State or other jurisdiction of        (Commission           (IRS employer
 incorporation or organization)        file number)      identification number)


   601 Main Street, Wellsville, Ohio          43968           (330) 531-1517
(Address of Principal Executive Offices)   (Zip Code)       (Telephone Number)

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Item 5     Other Events and Required FD Disclosure

           On June 18, 2003, the registrant issued a press release announcing that it will open an office in a new building to be constructed on the northwest corner of Smith and Ghent Roads in Fairlawn, Ohio. The office will open during the first quarter of 2004, but in the interim a temporary office has been established at 2841 Riviera Drive, Suite 300, Fairlawn, Ohio. A copy of the press is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7     Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits

           99.1 Press Release dated June 18, 2003, announcing the opening of an office in Fairlawn, Ohio.

           99.2 Press Release dated June 20, 2003, announcing a cash dividend of $0.09 per share of common stock payable July 18, 2003 to shareholders of record on July 7, 2003.

Item 12    Results of Operations and Financial Condition

           On June 20, 2003, Central Federal Corporation announced that its Board of Directors had declared a cash dividend of $0.09 per share of common stock payable July 18, 2003 to shareholders of record on July 7, 2003. A copy of the press release announcing the dividend is included as Exhibit 99.2 to this Current Report on Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTRAL FEDERAL CORPORATION

Dated: June 20, 2003                    By: /s/ David C. Vernon
                                            ---------------------
                                            David C. Vernon
                                            President